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                                                                  EXHIBIT 10.3






August 7, 1996




Thomas Keltner
Senior Vice President
Promus Hotels, Inc.
785 Crossover Lane, Suite 141
Memphis, Tennessee  38117

         Re: Agreement of Purchase and Sale between WINN Limited Partnership ("Purchaser") and Promus Hotels, Inc. ("Seller") dated April 24, 1996, as amended by letter agreement dated May 21, 1996, agreed to by Seller on May 29, 1996 (collectively "the Agreement") relative to the Purchase and Sale of that certain Homewood Suites hotel located on Bay Area Boulevard, Houston, Texas ("the Property")

Dear Mr. Keltner:

         This letter shall serve as an amendment to the Agreement. All capitalized terms defined in the Agreement shall have the same meanings as defined therein when used herein. The Stock Purchase Agreement has been or will be amended such that on the Closing Date Seller shall purchase common stock directly from Winston Hotels, Inc., the general partner of Purchaser, in the amount of $1,500,000.00, rather than $3,000,000.00 as originally stated in the Agreement. Article III, Paragraph B of the Agreement is hereby expressly amended in accordance with the foregoing.



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


         Upon the execution hereof by Purchaser and Seller at the places indicated below, this shall constitute an amendment to the Agreement in accordance with Article XV, Paragraph A thereof.

                                 Sincerely,

                                 BROWN & BUNCH



                                 William W. Bunch, III

WWB/jbe


     Agreed to as expressly set forth above.

                         Purchaser:

                         WINN Limited Partnership

                         By:  Winston Hotels, Inc.,
                         Sole General Partner

                         By: /s/ Robert W. Winston, III  (SEAL)
                            ----------------------------
                            Robert W. Winston, III, President

                         Seller:

                         Promus Hotels, Inc.

                         By: /s/ Thomas Keltner          (SEAL)
                            ----------------------------
                            Thomas Keltner, Senior Vice President



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                          [BROWN & BUNCH LETTERHEAD]





                                 May 21, 1996
                               Federal Express



Ronald Halpern, Esquire
Promus Hotels, Inc.
Deputy General Counsel, Vice President
785 Crossover Lane, Suite 141
Memphis, Tennessee  38117


        Re: Agreement of Purchase and Sale dated April 24, 1996 between WINN Limited Partnership ("Purchaser") and Promus Hotels, Inc. ("Seller") relative to the purchase and sale of the Homewood Suites Hotel located at 401 Bay Area Boulevard, Houston, Texas ("the Houston Contract")

                and

                Agreement of Purchase and Sale dated April 24, 1996 between WINN Limited Partnership ("Purchaser") and Promus Hotels, Inc. ("Seller") relative to the purchase and sale of Homewood Suites Hotels to be constructed in Richmond, Virginia, BWI, Baltimore, Maryland and Dallas-Market Center, Texas ("the Development Hotels Contract")


Dear Ron:

        This letter is to confirm our telephone conversation of earlier this morning and to amend the Houston Contract and the Development Hotels Contract as expressly set forth hereinafter. As you are aware, I represent the Purchaser relative to the Houston Contract and the Development Hotels Contact and I have express authorization from the Purchaser to enter into this amendment to such contracts on behalf of the Purchaser.

        This is to confirm that the Purchaser and Seller have agreed that the Feasibility Period defined in the Houston Contract is hereby amended and extended until and through July 1, 1996 and that the Feasibility Period defined in the Development Hotels Contract is hereby amended and extended until and through August

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May 21, 1996
Page 2




1, 1996. Upon execution of this letter by an authorized officer of Promus Hotels at the place indicated below, the Houston Contract and the Development Hotels Contract shall be amended in accordance with the immediately preceding sentence.

        I have enclosed duplicate originals of this letter for execution by Promus Hotels, Inc. Please return an original of this letter agreement executed by Promus Hotels, Inc. to me as soon as possible. Thank you for your assistance in this matter.

                                        Sincerely,

                                        BROWN & BUNCH


                                        /s/ William W. Bunch, III
                                        -------------------------------
                                        William W. Bunch, III


        Agreed to by Promus Hotels, Inc. for the purpose of amending the Houston Contract and the Development Hotels Contract and extending the Feasibility Period under each such contract as expressly set forth hereinbefore. This is the 29th day of May, 1996.

                                        Promus Hotels, Inc.

                                        By: /s/ Terry O'Malley
                                            ---------------------------
                                        Name: Terry O'Malley
                                        Title:  Vice President, Development



cc:  Joe Green
     Mark Murphy, Esquire